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                              FNAL VARIABLE ACCOUNT

                            Supplement to Prospectus
                                dated May 1, 1995



      Effective March 11, 1996, the death benefit before maturity date provision of the contract has been amended as follows:

If the annuitant dies on or prior to the first of the month following his or her 85th birthday, the minimum death benefit is as follows: During the first contract year, the minimum death benefit is the greater of (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the sum of all purchase payments made less any amount deducted in connection with partial withdrawals. During any subsequent contract year, the minimum death benefit will be the greater of (a) the contract value on the date due proof of death and all required claim forms are received at the Company's Annuity Service Office, or (b) the minimum death benefit determined in accordance with these provisions as of the last day of the previous contract year plus any purchase payments made and less any amount deducted in connection with partial withdrawals since then.




                THE DATE OF THIS SUPPLEMENT IS MARCH 11, 1996



V9.SUPP.396